SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 1999


                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)

    Delaware                         333-76801                   52-1495132
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)             Identification No.)
 incorporation)

               343 Thornall Street
                    Edison, NJ                                      08837
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     (Address of principal executive offices)                     Zip Code

           Registrant's telephone, including area code: (732) 205-0600



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         (Former name and former address, if changed since last report)



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ITEM 5.           Other Events
                  ------------

                  Filing of Collateral Term Sheets
                  --------------------------------

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 1999-S9.

ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Collateral Term Sheets

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE MORTGAGE FINANCE
                                          CORPORATION

June 16, 1999

                                          By:    /s/ Eileen A. Lindblom
                                                 ------------------------------
                                          Name:  Eileen A. Lindblom
                                          Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.                Description

(99.1)                     Collateral Term Sheets